  EXHIBIT 10.3

SUBSCRIPTION AGREEMENT

RIVULET MEDIA, INC.

Rivulet Media, Inc.
1206 E. Warner Rd, Suite 101-I
Gilbert, Arizona 85296
Attn: Michael Witherill

Re: Purchase of Rivulet Media, Inc. Common Shares

Gentlemen:

The undersigned (the “Purchaser”) hereby subscribes to purchase the number of shares of Common Stock, $0.0001 par value per share, of Rivulet Media, Inc., a Delaware corporation (the “Company”), set forth on the signature page hereof at a cash purchase price of $0.10 per share. The shares being purchased are referred to herein as the “Shares.” This subscription may be rejected by the Company in its sole discretion.

Such purchase of Shares is subject to the terms and conditions set forth in this Subscription Agreement, the Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and attached hereto as Exhibit A (the “Form 10-K”), and in the Company’s other reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to the Risk Factors contained therein. Such purchase of Shares is also subject to the following paragraphs.

1.
Purchase. Subject to the terms and conditions hereof, Purchaser hereby irrevocably agrees to purchase the number of Shares set forth on the signature page hereof and tenders herewith the consideration set forth on the signature page hereof. Payment in full by cash, certified check, or wire transfer in the amount of $0.10 per Share purchased accompanies the delivery of this Subscription Agreement.

2.
Representations and Warranties. Purchaser hereby makes the following representations and warranties to the Company and Purchaser agrees to indemnify, hold harmless, and pay all judgments of and claims against the Company from any liability or injury, including, but not limited to, that arising under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties not performed by Purchaser.

(a)
Purchaser is the sole and true party in interest and is not purchasing for the benefit of any other person.

(b)
Purchaser has read, analyzed, and is familiar with the information set forth in the Form 10-K and the Company’s other reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to the Risk Factors contained therein, this Subscription Agreement, and the Investor Suitability Questionnaire and has retained copies of all such documents. Purchaser has had an opportunity to discuss the business plans of the Company with Company management and has had an opportunity to ask questions and received satisfactory responses from management with respect to the Company.

(c)
Purchaser has read, analyzed, and is familiar with the section of this Subscription Agreement entitled “Investor Suitability Questionnaire” and Purchaser hereby warrants that Purchaser either [CHECK ALL THAT APPLY]:

☐
is an Accredited Investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and all liabilities necessary to make a verification of net worth have been disclosed to the person completing the Accredited Investor Verification, if any;

☐
alone or with a purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

☐
is not a “U.S. person” as that term is defined under Regulation S promulgated under the 1933 Act.

(d)
Purchaser understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by Purchaser upon reasonable notice. Purchaser confirms that all documents requested by Purchaser have been made available, and that Purchaser has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Shares, Purchaser has relied exclusively upon information provided in the Form 10-K and the Company’s other reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to the Risk Factors contained therein, this Subscription Agreement, and its own independent investigation of the Company’s books, records, and documents.

(e)
Purchaser is aware that an investment in the Shares is highly speculative and subject to substantial risks, including those risks set forth in the Risk Factors contained in the Form 10-K. Purchaser is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market, the unavailability of redemption for the Shares, and limited transferability of the Shares that may make the liquidation of this investment impossible for the indefinite future.

(f)
The offer to sell the Shares was directly communicated to Purchaser by the Company, or through a person acting on its behalf, in such a manner that Purchaser was able to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction. At no time was Purchaser presented with or solicited by or through any article, notice, or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio, or other broadcast or transmittal advertisement or any other form of general advertising.

(g)
Purchaser, if a corporation, partnership, trust, or other entity, is authorized and duly empowered to purchase and hold the Shares, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of purchasing the Shares.

(h)
The Shares are being purchased solely for Purchaser’s own account for investment and are not being purchased with a view to the resale, distribution, subdivision, or fractionalization thereof.

(i)
Purchaser understands that the Shares have not been registered under the Act or any state securities laws in reliance upon exemptions from registration for non-public offerings. Purchaser understands that the Shares or any interest therein may not be, and agrees that the Shares or any interest therein, will not be, resold or otherwise disposed of by Purchaser unless the Shares are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available.

(j)
Purchaser has been informed of and understands the following:

(1)
There are substantial restrictions on the transferability of the Shares under the Act; and

(2)
No federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares.

(k)
None of the following information has ever been represented, guaranteed, or warranted to Purchaser expressly or by implication, by any broker, the Company, or agents or employees of the foregoing, or by any other person:

(1)
The approximate or exact length of time that Purchaser will be required to hold the Shares;

(2)
The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Shares; or

(3)
That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase of the Shares.

(l)
The information set forth in the Investor Suitability Questionnaire and executed by Purchaser is true, correct and complete.

(m)
Purchaser has not distributed this Subscription Agreement to anyone, no other person has used the Subscription Agreement, and Purchaser has made no copies of the Subscription Agreement.

(n)
Purchaser hereby agrees to indemnify the Company, its officers, its directors, persons who participated in the preparation of this Subscription Agreement, and any person participating in the offering and hold them harmless from and against any and all liability, damage, cost (including legal fees and court costs) and expense incurred on account of or arising out of:

(1)
Any inaccuracy in the declarations, representations, and warranties set forth herein;

(2)
The disposition of any of the Shares by Purchaser contrary to the foregoing declarations, representations, and warranties; and

(3)
Any action, suit, or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (ii) the disposition of any of the Shares; or (iii) the breach by Purchaser of any part of this Subscription Agreement.

(o)
If Purchaser is a corporation, partnership, limited liability company, trust, or other entity and the Purchaser is not an employee benefit plan as defined under ERISA (an “Employee Benefit Plan”), “Benefit Plan Investors,” as that term is defined in the regulations promulgated under ERISA, own less than twenty-five percent (25%) of the value of each class of equity interests in the Purchaser (excluding from the computation interests of any individual or entity with discretionary authority or control over the assets of the Purchaser). If Purchaser is such an entity and at any time twenty-five percent (25%) or more of such value is or comes to be held by Benefit Plan Investors (a “25% Purchaser”), Purchaser shall immediately notify the Company in writing that Purchaser has become a 25% Purchaser. If Purchaser is or becomes a 25% Purchaser or an Employee Benefit Plan, Purchaser understands and agrees that (i) its subscription may be reduced by the Company (in any manner that the Company considers appropriate) to an amount that, when aggregated with all other Benefit Plan Investor participation in the Company, such participation in the Company is less than twenty-five percent (25%), and (ii) notwithstanding anything in this Agreement or in the Company Agreement to the contrary, the Company shall have the right to require Purchaser to withdraw any or all of its investment at any time or from time to time, if in the exclusive discretion of the Company, such withdrawal is advisable to limit participation by Benefit Plan Investors in the Company to less than twenty-five percent (25%). If Purchaser is an Employee Benefit Plan or a 25% Purchaser, the person signing this Agreement on behalf of Purchaser also makes the additional representations and warranties attached hereto.

(p)
If Purchaser is a qualified plan (including a Keogh plan or an Individual Retirement Account) or is otherwise a Benefit Plan Investor, to the best of Purchaser’s knowledge, neither the Company nor any affiliate (i) has investment discretion with respect to the assets being used to purchase the Shares, (ii) regularly gives individualized investment advice which serves as the primary basis for the investment decisions made with respect to such assets, or (iii) is otherwise a fiduciary with respect to such assets.

(q)
Either (i) no part of the assets to be used to purchase the Shares constitutes assets of any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA or Section 4975 of the Code, or (ii) part of the assets to be used to purchase the Shares constitutes assets of one or more employee benefit plans subject to Title I of ERISA or Section 4975 of the Code and such purchase is eligible for coverage under one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and the Code.

(r)
Neither Purchaser nor, to its knowledge after making due inquiry, any person or entity controlled by Purchaser, or if Purchaser is other than a natural person, any person or entity controlled by, controlling or under common control with Purchaser nor any person having a beneficial interest in Purchaser:

(1)
is a person or entity listed in Executive Order No. 13224 (September 23, 2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Order”), or if Purchaser is other than a natural person, is a person or entity listed in the Annex to Section 1(b), (c) or (d) of the Executive Order;

(2)
is named on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) maintained by the U.S. Office of Foreign Asset Control (“OFAC”), Department of the Treasury, and/or on any other similar list (“Other Lists”) maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”);

(3)
is a “Designated National” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 (“Cuban Designated Nationals”) (the SDN List, the Other Lists and Cuban Designated Nationals are referred to in this Agreement, collectively, as the “Lists”);

(4)
is a foreign shell bank or is otherwise a bank with no physical presence in any country, e.g., no place of business at a fixed address in a country in which it is authorized to do business with full time employees and records and which is subject to inspection by its licensing authority; or

(5)
is (i) a current or former senior official in the executive, legislative, administrative, military, or judicial branch of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned commercial enterprise, (ii) a corporation, business or other entity that has been formed by, or for the benefit of, any such individual (iii) an immediate family member of any such individual, or (iv) a person who is widely and publicly known (or is actually known by Purchaser) to maintain a close personal relationship with any such individual (collectively, an “SFPF”).

(s)
Neither Purchaser nor, to its knowledge after making due inquiry, any holder of a beneficial interest in it (i) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering (18 U.S.C. §§ 1956 and 1957), drug trafficking, terrorist-related activities, or other money laundering predicate crimes or a violation of the Bank Secrecy Bank (“BSA”) laws (31 U.S.C. § 5311 et seq.) and regulations, (ii) has been assessed civil penalties under these or related laws, or (iii) has had its funds seized or forfeited in an action under these or related laws.

(t)
The funds invested by Purchaser in the Shares are derived from legal sources. If Purchaser is other than a natural person, Purchaser has taken, and will continue to take, reasonable measures appropriate to the circumstances, with respect to each of its stockholders, members, partners or other investors (collectively, “Entity Investors”) in Purchaser, to assure that funds invested in it by such Entity Investors are derived from legal sources and that these measures will be in accordance with all applicable BSA laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957) (collectively, “Anti-Money Laundering Laws”).

(u)
If Purchaser is a financial institution or financial intermediary, Purchaser has taken, and will continue to take, reasonable steps, consistent with industry practice for comparable organizations and in any event as required by law, to ensure that it is and shall be in compliance with all current and future Anti-Money Laundering Laws, and laws, regulations, and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

(v)
Purchaser agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations. Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about Purchaser that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations.

(w)
If Purchaser is a financial institution or financial intermediary, Purchaser agrees to adopt and maintain adequate policies, procedures and controls to ensure that it is, and that each holder of any beneficial interest in it is, in compliance with all OFAC Laws and Regulations, Executive Orders and related government guidance (such OFAC policies, procedures and controls are collectively referred to as “Purchaser OFAC Policies”). Purchaser further agrees to make its Purchaser OFAC Policies and the respective policies, procedures and controls for persons or entities becoming and being Entity Investors in Purchaser (such policies, procedures and controls are collectively referred to as “Entity Investor OFAC Policies”), together with the information collected thereby concerning Purchaser and such Entity Investors, available to the Company for its review and inspection from time to time during normal business hours and upon reasonable prior notice, and Purchaser agrees to deliver copies of the same to the Company from time to time upon request. The Company will keep Purchaser OFAC Policies and the Entity Investor OFAC Policies, and the information collected thereby, confidential subject to customary exceptions for legal process, auditors, regulators or as otherwise reasonably required by the Company for enforcement of its rights and/or in connection with reasonable business use for holding and dealing with its assets and investments.

(x)
If Purchaser is other than a natural person and if Purchaser OFAC Policies and the Entity Investor OFAC Policies referred to in subparagraph 5(w) above, and the measures referred to in subparagraph 5(w) above to assure that Purchaser’s and each Entity Investor’s funds are derived from legal sources, shall not provide, in the reasonable determination of the Company, adequate means to assure that persons or entities that are listed on any of the Lists, or that are designated persons under any of the Executive Orders, or whose funds are not derived from legal sources, are excluded from becoming or being Entity Investors in Purchaser, the Company shall notify Purchaser of its determination. If such policies, procedures and controls, as applicable, and such measures are not modified to the satisfaction of the Company within 30 days following notice to Purchaser of the Company’s determination, Purchaser acknowledges that the Company, in addition to all of their other rights and remedies, may declare that a breach of this Agreement exists with respect to Purchaser.

(y)
Purchaser acknowledges and agrees that if, following its investment in the Company, the Company reasonably believes that Purchaser has breached its representations and warranties or its agreements set forth in this Agreement, or a breach of this Agreement otherwise has been declared to exist with respect to Purchaser, the Company has the right or may be obligated to freeze the investment to prohibit additional investments, to segregate the assets constituting the investment in accordance with applicable OFAC Laws and Regulations, to decline any redemption requests, or to redeem Purchaser’s investment. Purchaser further acknowledges that it will have no claim against the Company, or any of its respective affiliates, officers, directors, stockholders, employees and agents for any form of damages as a result of any of the foregoing actions.

(z)
If Purchaser is other than a natural person, Purchaser shall require each person that proposes to acquire any interest in Purchaser to sign an agreement with such representations, warranties, and covenants substantially in the form of paragraph 2 of this Agreement and to deliver the same to Purchaser.

Purchaser agrees to notify the Company promptly if there is any change with respect to the representations provided in this paragraph 2. The foregoing representations and warranties of Purchaser are complete, true, and accurate as of the date of this Agreement and shall survive delivery of this Agreement to the Company for all purposes. If any of such representations and warranties shall not be true and accurate in any respect following the execution and delivery of this Agreement, Purchaser shall give prompt written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

3.
Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, and expenses (including, but not limited to, reasonable attorneys’ fees) which are incurred on account of or arising out of any of the items referred to in clauses (1) through (3) of Section 2(n).

4.
Restrictions on Transferability of Shares and Compliance with the Securities Act.

(a)
Restrictions on Transferability. Purchaser acknowledges that the Shares have not been registered under the Act or any state blue sky laws, and that the transferability of an interest in the Shares is restricted by applicable federal and state securities laws.

(b)
Restrictive Legend. The certificate representing the Shares, if any, and any other securities issued in respect thereto upon any distribution, recapitalization, merger, consolidation or similar event, are expected (unless otherwise permitted by the provisions of this Section or by applicable law) to be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THE SECURITIES ARE REGISTERED UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

5.
Transferability of Subscription Agreement. Purchaser agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of Purchaser’s interest herein.

6.
Regulation D and Regulation S. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of Purchaser, is deemed to be a purchaser pursuant to Regulation D or Regulation S promulgated under the Act or otherwise, does hereby make and join in the making of all the covenants, representations, and warranties made by Purchaser.

7.
Acceptance. Execution and delivery of this Subscription Agreement and tender of the payment referenced in Section 1 above shall constitute Purchaser’s irrevocable offer to purchase the Shares indicated, which offer may be accepted or rejected by the Company in its discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by the Company.

8.
Binding Agreement. Purchaser agrees that Purchaser may not cancel, terminate, or revoke this Subscription Agreement or any agreement Purchaser makes hereunder, and that this Subscription Agreement shall survive upon the death or disability of Purchaser and shall be binding upon and inure to the benefit of the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of Purchaser.

9.
Incorporation by Reference. The statement of the number of Shares subscribed and related information set forth on the signature page are incorporated as integral terms of this Subscription Agreement.

10.
Notices. Notices and other communications under this Subscription Agreement shall be in writing and shall be deemed delivered when received or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed:

(a)
if to Purchaser, at the address shown on the signature page hereof unless the Purchaser has advised the Company, in writing, of a different address as to which notices shall be sent under this Subscription Agreement; and

(b)
if to the Company, at the address first above stated, to the attention of the CEO or to such other address or to the attention of other such officer, as the Company shall have furnished to Purchaser.

11.
Legal Counsel. Purchaser has had the opportunity to consider the terms of this Subscription Agreement with Purchaser’s legal counsel and has either obtained the advice of legal counsel in connection with Purchaser’s execution hereof or does hereby expressly waive its right to seek such legal counsel in connection with this transaction and furthermore has relied on its legal advisor to provide advice as to the tax consequences to Purchaser upon making the purchase.

12.
Miscellaneous. This Subscription Agreement and the documents and agreements referenced herein embody the entire agreement and understanding between the Company and the other parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. It is the intent of the parties hereto that all questions with respect to the construction and interpretation of this Subscription Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Arizona, without regard to principles of conflicts of laws thereof that would call for the application of the substantive law of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably and unconditionally agrees (i) to be subject to the jurisdiction of the courts of the State of Arizona, (ii) that service of process may be made on such party by prepaid certified mail with a validated proof of mailing receipt constituting evidence of valid service, and (iii) that service made pursuant to clause (ii) above shall have the same legal force and effect as if serviced upon such party personally within the State of Arizona. The headings in this Subscription Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

13.
Subscription Payments. All subscription payments should be made payable to “Rivulet Media, Inc.” There will be no independent escrow agent and no interest paid on funds collected. As there is no minimum, the Company shall begin using funds on behalf of the Company as needed, immediately upon acceptance.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, Purchaser has executed this Subscription Agreement on the date set forth on the signature page.

Purchaser desires to take title in the Shares as follows (check one):

______	(a)	Individual (one signature required on page 10);

______	(b)
Husband and Wife as community property (one signature is required on page 10 if interest is held in one name, i.e., managing spouse; two signatures are required on page 10 if interest is held in both names);

______	(c)	Joint Tenants with rights of survivorship (both parties must sign on page 10);

______	(d)	Tenants in Common (both parties must sign on page 10);

______	(e)	Trust (trustee(s) must sign on page 11);

______	(f)	Partnership or Limited Liability Company (general partners(s), manager(s), or authorized member(s) must sign on page 12);

______	(g)	Corporation (authorized officer must sign on page 14);

______	(h)	Employee Benefit Plan (authorized officer must sign on page 15);

______	(i)	Individual Retirement Account (authorized party must sign on page 15);

______	(j)	Keogh Plan (authorized party must sign on page 15);

______	(k)	Other Tax‑Exempt Entities (authorized parties must sign on page 15).

The exact name(s) under which title to the Shares is to be taken is as follows:

(Please print)

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR INDIVIDUAL PURCHASERS,
JOINT TENANTS, AND TENANTS IN COMMON

Total Shares Subscribed:

Total Dollar Amount:

Investor #1	Investor #2

Signature	Signature

Social Security Number	Social Security Number

Print or Type Name	Print or Type Name

Residence Address	Residence Address

INDIVIDUAL ACKNOWLEDGMENT

State of _______________
)
) ss:
County of _____________
)

On this ___ day of ______________, 20__, ________________________ and ___________________________ personally appeared before me and swore to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same, and that the same is true to the best of his/her/their knowledge, information, and belief.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR TRUST PURCHASERS

Total Shares Subscribed: ___________________________________________________

Total Dollar Amount: ___________________________________________________

Executed at ___________________________, ____________________________________________________

this ______________ day of ____________________________________________, _____________________ .

__________________________________________________________________________________________
Name of Trust (Please print or type)
__________________________________________________________________________________________
Name of Trustee (Please print or type)

Date Trust was formed: ______________________________________________________________________

By: ______________________________________________________________________________________
Trustee’s signature

Taxpayer Identification Number: _______________________________________________________________

Trustee’s Address: __________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

Attention: _________________________________________________________________________________

ACKNOWLEDGMENT IF SUBSCRIBER IS A TRUST

STATE OF ____________
)
) ss:
COUNTY OF __________
)

On the ____ day of ___________________________, 20__ personally appeared before me, ___________________________, who being duly sworn did say that he/she is the trustee of the ___________________________, a trust, and that said instrument was signed in behalf of said trust by authority of the applicable trust instrument and he/she acknowledged to me that said trust executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR PARTNERSHIP AND LIMITED LIABILITY COMPANY PURCHASERS

Total Shares Subscribed:                                            __________________________________________________

Total Dollar Amount:                                                 __________________________________________________

Executed at __________________________, _______________________________________________________

this ______________ day of ____________________________________________, _______________________ .

____________________________________________________________________________________________
Name of Partnership or Limited Liability Company (Please print or type)

By: _________________________________________________________________________________________
Signature of General Partner, Manager, or authorized Member

__________________________________________ (Print or Type Name)

By: _________________________________________________________________________________________
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership
Agreement or Limited Liability Company Agreement)

__________________________________________ (Print or Type Name)

By: _________________________________________________________________________________________
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership
Agreement or Limited Liability Company Agreement)

__________________________________________ (Print or Type Name)

Taxpayer Identification Number: __________________________________________________________________

Business Mailing Address: _______________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Attention: ____________________________________________________________________________________

ACKNOWLEDGMENT IF SUBSCRIBER IS A PARTNERSHIP
OR LIMITED LIABILITY COMPANY

STATE OF _____________
)
) ss:
COUNTY OF __________
)

On the___ day of ___________________________, 20__, personally appeared before me, ___________________________ and ___________________________ who being duly sworn (or affirmed) did say that he/she/they are the ___________________________ of the partnership/limited liability company that executed the within instrument and such instrument was signed by him/her/them on behalf of said partnership/limited liability company and acknowledged to me that said partnership/limited liability company executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR CORPORATE PURCHASERS

Total Shares Subscribed:                                                   _________________________________________________

Total Dollar Amount:                                                        _________________________________________________

Executed at  _____________________________, _____________________________________________________

this ______________ day of ____________________________________________, _________________________ .

______________________________________________________________________________________________
Name of Corporation (Please print or type)

By: ___________________________________________________________________________________________
Signature of authorized agent

Title: _________________________________________________________________________________________

Taxpayer Identification Number: ___________________________________________________________________

Address of Principal Corporate Offices: ______________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

Mailing Address: _______________________________________________________________________________

(if different) ___________________________________________________________________________________

Attention: _____________________________________________________________________________________

ACKNOWLEDGMENT IF PURCHASER IS A CORPORATION

STATE OF _____________
)
) ss:
COUNTY OF ___________
)

On the _____ day of ___________________________, 20__, personally appeared before me, ___________________________ who being duly sworn (or affirmed) did say that he/she is the ___________________________ of ___________________________, and that said instrument was signed by him on behalf of said Corporation by authority of its bylaws (or of a resolution of its board of directors, as the case may be), and he/she acknowledged to me that said corporation executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE IF PURCHASER IS AN
EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH
PLAN, OR OTHER ENTITY

Total Shares Subscribed:                                                _________________________________________________

Total Dollar Amount:                                                     _________________________________________________

Executed at ______________________________, ____________________________________________________

this ______________ day of ____________________________________________, ________________________ .

_____________________________________________________________________________________________
Name of Entity (Please print or type)

By: __________________________________________________________________________________________
Signature of authorized agent

____________________________________________________________________________________________
 Title
Taxpayer Identification Number: ___________________________________________________________________

Address of Principal Offices: ______________________________________________________________________

 _____________________________________________________________________________________________

Mailing Business Address: ________________________________________________________________________

______________________________________________________________________________________________

Attention: _____________________________________________________________________________________

ACKNOWLEDGMENT IF PURCHASER IS AN
EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH
PLAN OR OTHER ENTITY

STATE OF _____________
)
) ss:
COUNTY OF __________
)

On the _____ day of ___________________________, 20__, personally appeared before me, ___________________________ of ___________________________, and that said instrument was signed by him/her on behalf of said entity, and he/she acknowledged to me that said entity executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

RIVULET MEDIA, INC.

INVESTOR SUITABILITY QUESTIONNAIRE
______________________
ALL INFORMATION FURNISHED IN THIS
QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

Rivulet Media, Inc. (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. Please complete, sign, date and return (facsimile or scan acceptable) one copy of this questionnaire as soon as possible to the Company.

Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

NOTE: Individual investors should complete the questionnaire beginning with Part I on this page while non-individual investors such as corporations, partnerships, trusts and other entities should complete the questionnaire beginning with Part II on page 4.

I. INDIVIDUAL INVESTORS:

(Investors other than natural persons (for example, corporations, limited liability companies, partnerships and trusts) should turn to Part II on page 4)

1.
Amount of Investment

Please indicate the amount of your proposed investment: __________________________________________________

2.
Personal

Name: __________________________________________________________________________________________
           (EXACT NAME AS IT SHOULD APPEAR ON SHARE CERTIFICATE)

Residence Address: ________________________________________________________________________________

City, State Zip: ____________________________________________________________________________________

Home Telephone: __________________________________________________________________________________

Home Facsimile: ___________________________________________________________________________________

Email Address: ____________________________________________________________________________________

Date of Birth: _____________________________________________________________________________________

3.
Business

Occupation: _______________________________________________________________________________________

Number of Years: ___________________________________________________________________________________

Present Employer: __________________________________________________________________________________

Position/Title: ______________________________________________________________________________________

Business Address: ___________________________________________________________________________________

City, State Zip:  _____________________________________________________________________________________

Business Telephone: __________________________________________________________________________________

Business Facsimile: __________________________________________________________________________________

4.
Residence Information

(a)
Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(b)
Are you registered to vote in, or do you have a driver’s license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

__________________________________________________________________________________________________

5.
Income

(a)
Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

 ☐ Yes
☐ No

If no, please specify amount: _______________

(b)
What percentage of your income as shown above is anticipated to be derived from sources other than salary?

_________________________________________________________________________________________________

(c)
Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

☐ Yes
☐ No

If no, please specify amount for:

Last Year: ________________

Year Before Last: ________________

6.
Net Worth

Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000? (Note that “net worth” includes all of the assets owned by you and your spouse in excess of total liabilities, excluding the fair market value of your principal residence from assets but including as a liability any debt on your principal residence that is in excess of the fair market value.)

☐ Yes
☐ No

If not, please specify amount: __________________

7.
Education

Please describe your educational background and degrees obtained, if any.

_______________________________________________________________________________________________

_______________________________________________________________________________________________

8.
Affiliation

If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

9.
Business and Financial Experience

(a)
Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

(b)
Are you purchasing the securities offered for your own account and for investment purposes only?

☐ Yes
☐ No

If no, please state for whom you are investing and/or the reason for investing.

_____________________________________________________________________________________________

_____________________________________________________________________________________________

10.
Financial Advisors

In evaluating this investment, will you use the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

Accountant: ______________________

________________________________

________________________________

Attorney: ________________________

________________________________

________________________________

Other: __________________________

________________________________

________________________________

PLEASE TURN TO PART III ON PAGE 6 AND SIGN AND DATE THIS QUESTIONNAIRE

II. NON-INDIVIDUAL INVESTORS:*

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

*             If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

1.
Identification

Name: ________________________________________________________________________________________
             (EXACT NAME AS IT SHOULD APPEAR ON SHARE CERTIFICATE)

Address of Principal Place of Business: ______________________________________________________________

City, State Zip: __________________________________________________________________________________

Jurisdiction of Formation or Incorporation: ____________________________________________________________

Type of Entity (corporation, partnership, trust, etc.): _____________________________________________________

Contact Person:  __________________________________________________________________________________

Telephone Number:  _______________________________________________________________________________

Facsimile Number:  ________________________________________________________________________________

Internet Address:  __________________________________________________________________________________

Was entity formed for the purpose of this investment?

☐ Yes
☐ No

If the answer is YES, then ALL stockholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.
Amount Of Investment

Please indicate the amount of your proposed investment:  $ ________________________________________________

State the investing entity’s net worth at the time the securities will be purchased: $ ______________________________

3.
Business

Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

☐     a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐     private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

☐     a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐     an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐     a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐     an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐     an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐     an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

☐     a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

☐     Other. Describe (and ALL stockholders, partners or other equity owners must answer Part I of this Questionnaire): ________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

4.
Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

(Signature Page Follows)

III. SIGNATURE

The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________, on _________________, 20__.

(Signature)

(Name)

(Title if signing on behalf of an entity)

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF
25% PERSONS AND EMPLOYEE BENEFIT PLANS

1.            If Purchaser is an Employee Benefit Plan, such person is either a named fiduciary of the Employee Benefit Plan (as defined in Section 402(a)(2) of ERISA) or an investment manager of the Employee Benefit Plan (as defined in Section 3(38) of ERISA) with full authority under the terms of the Employee Benefit Plan and full authority from all Employee Benefit Plan beneficiaries, if required, to cause the Employee Benefit Plan to invest in the Company. Such investment has been duly approved by all other named fiduciaries whose approval is required, if any, and is not prohibited or restricted by any provisions of the Employee Benefit Plan or of any related instrument.

2.            Such person has independently determined that the investment by the Employee Benefit Plan or 25% Purchaser in the Company satisfies all requirements of Section 404(a)(1) of ERISA, specifically including the “prudent man” standards of Section 404(a)(1)(B) and the “diversification” standard of Section 404(a)(1)(C), and will not be prohibited under any of the provisions of Section 406 of ERISA or Section 4975(c)(1) of the Code. Such person has requested and received all information from the Company that such person, after due inquiry, considered relevant to such determinations. In determining that the requirements of Section 404(a)(1) are satisfied, such person has taken into account the risk of a loss of the Employee Benefit Plan’s or 25% Purchaser’s investment and that an investment in the Company will be relatively illiquid, and funds so invested will not be readily available for the payment of employee benefits. Taking into account these factors, and all other factors relating to the Company, the undersigned has concluded that investment in the Company constitutes an appropriate part of the Employee Benefit Plan’s or 25% Purchaser’s overall investment program.

3.            Such person will notify the Company, in writing, of (A) any termination, merger or consolidation of the Employee Benefit Plan or the 25% Purchaser, (B) any amendment to any such Employee Benefit Plan or any related instrument that materially affects the authority of any named fiduciary or investment manager to authorize plan investments, and (C) any alteration in the identity of any named fiduciary or investment manager, including such person, who has the authority to approve plan investments.

4.            The Company and its affiliates do not render any investment advice on a regular basis pursuant to a mutual understanding, arrangement or agreement, written or otherwise, between the Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser and any of such parties who will act in regard to the Company and none of such parties renders any investment advice to any such Employee Benefit Plan that furnishes a primary basis for investment decisions with respect to assets of any such Employee Benefit Plan.

5.            Purchaser agrees to notify the Company within thirty (30) days if any of the foregoing representations are no longer true. If the Company or any officer, director, employee or agent of the Company is ever held to be a fiduciary, it is agreed that, in accordance with Sections 405(b)(1), 405(c)(2), and 405(d) of ERISA, the fiduciary responsibilities of that person shall be limited to such person’s duties in administering the business of the Company, and such person shall not be responsible for any other duties with respect to any Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser (specifically including evaluating the initial or continued appropriateness of any such Employee Benefit Plan’s investment in the Company under Section 404(a)(1) of ERISA).

EXHIBIT A
Form 10-K

Text of exhibit omitted.